Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 21, 2017 by and among Identiv, Inc., a Delaware corporation (the “Company”), and each of 21 April Fund, Ltd., a Cayman Islands Exempted Company, and 21 April Fund, LP, a Delaware limited partnership (each, a “Purchaser” and collectively, the “Purchasers”).

Preliminary Statement

A.    The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

B.    The Purchasers wish to purchase and the Company wishes to issue and sell, upon the terms and conditions stated in this Agreement, up to an aggregate of (i) 5,000,000 shares of the Company’s Series B Non-Voting Convertible Preferred Stock (the “Preferred Stock”), $0.001 par value per share (collectively referred to herein as the “Shares”). The shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) issuable upon conversion of the Shares are referred to herein as the “Underlying Shares.”

C.    The Shares and the Underlying Shares issued pursuant to this Agreement are collectively referred to herein as the “Securities.”

Agreement

The parties, intending to be legally bound, agree as follows:

ARTICLE 1

SALE OF SHARES

Subject to the terms and conditions herein, the Purchasers will purchase from the Company an aggregate of (i) 3,000,000 Shares at a price of $4.00 per share in cash at the Initial Closing and, (ii) at the sole option of the Company, 2,000,000 Shares at a price of $4.00 per share in cash at the Second Closing. The total purchase price payable by the Purchasers for the Shares that the Purchasers are hereby agreeing to purchase is $20,000,000 (the “Purchase Price”), of which $12,000,000 will be paid at the Initial Closing and $8,000,000 will be paid, if at all, at the Second Closing. The portion of the Purchase Price and the Shares issuable to each Purchaser are as set forth on the signature page to this Agreement for such Purchaser. The Company will use the proceeds from the issuance of the Shares to pay off existing debt obligations of the Company and to fund future acquisitions of technology, business and other assets by the Company.

ARTICLE 2

CLOSING; DELIVERY

2.1.    Initial Closing. The initial closing (“Initial Closing”) of the transactions contemplated hereby will be held at the offices of Perkins Coie LLP, 3150 Porter Drive, Palo Alto, California 94304 at 10:00 a.m. local time on the date hereof or at such other time and place as the Company and the Purchasers mutually agree (such date, the “Initial Closing Date”), upon the physical or electronic exchange by the parties hereto and their respective counsel of all documents and deliverables required under this Agreement.

2.2.    Second Closing. Subject to the satisfaction or waiver of each of the conditions set forth in Article 6 (other than those conditions that by their terms are to be satisfied at the Second Closing, but subject to the satisfaction or waiver of such conditions at the Second Closing), after the Initial Closing, the second closing (the “Second Closing”, and together with the Initial Closing, the “Closings”) will be held, if at all, at such time as the Company and the Purchasers mutually agree, but in no event later than ten (10) days after the receipt by the Purchasers of a written notice by the Company of its election to consummate the Second Closing (such date, the “Second Closing Date”, and together with the Initial Closing Date, the “Closing Dates”), which notice will be delivered, if at all, on or before the one-year anniversary of the Initial Closing. Such notice will include the Company’s wire instructions. The Purchasers shall be required to fund the Second Closing unless (i) the Company is subject to any voluntary or involuntary dissolution, liquidation, receivership, bankruptcy, insolvency or winding-up proceedings, (ii) there shall have occurred any state of facts, change, event, effect, occurrence or circumstance that individually or in the aggregate (considered with all other states of facts, changes, events, effects, occurrences or circumstances) has, has had or would reasonably be expected to have or give rise to a material adverse effect on the business, assets, condition (financial or otherwise), properties, operations and results of operations of the Company, or (iii) the Company has breached in any material respect any of the terms of the Certificate of Designation (each of items (i)-(iii) above shall be a “Conditional Funding Release”); provided, however, that for the avoidance of doubt, no Conditional Funding Release shall apply, and the Purchasers’ funding obligation in respect of the Second Closing shall remain, if the Purchasers’ failure to fully fund the Second Closing is the cause of the applicable Conditional Funding Release. Notwithstanding anything to the contrary set forth herein, in no event will any Purchaser be required to consummate the Second Closing or purchase any Shares (a) following the one-year anniversary of the Initial Closing or (b) if a Conditional Funding Release event has occurred.

2.3.    Delivery. At the Initial Closing, the Company shall execute and deliver to each Purchaser this Agreement, the Stockholder Agreement in the form attached hereto as Exhibit A (the “Stockholder Agreement”), and the other documents referenced in Article 6. At each Closing, each Purchaser shall pay the Company the applicable portion of the Purchase Price in immediately available funds. At each Closing, the Company shall deliver to each Purchaser either a single stock certificate or confirmation of book entry representing the number of Shares purchased by such Purchaser, as set forth herein to be registered in the name of such Purchaser, or in such nominee’s or nominees’ name(s) as designated by such Purchaser in writing in the form of the Purchaser Suitability Questionnaire of the Purchaser attached hereto as Exhibit B (the “Purchaser Suitability Questionnaire”), against payment of the Purchase Price therefor by wire transfer of immediately available funds to such account or accounts as the Company shall designate in writing to the Purchasers prior to the applicable Closing Date.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents, warrants and covenants to the Purchasers as of the date of this Agreement and the Initial Closing Date as follows:

3.1.    Organization and Standing. The Company and each of its wholly-owned subsidiaries is duly incorporated, validly existing, and in good standing under the laws of the jurisdiction of its organization. Each of the Company and its subsidiaries has all requisite power and authority to own and operate its respective properties and assets and to carry on its respective business as presently conducted and as proposed to be conducted. The Company and each of its wholly-owned subsidiaries is qualified to do business as a foreign entity in every jurisdiction in which the failure to be so qualified would have, or would reasonably be expected to have, a material adverse effect, individually or in the aggregate, upon the business, properties, tangible and intangible assets, liabilities, operations, condition (financial or otherwise) or results of operation of the Company and its subsidiaries or the ability of the Company or any of its subsidiaries to timely perform their respective obligations under the Transaction Agreements (as defined below) (a “Material Adverse Effect”).

3.2.    Subsidiaries. As used in this Agreement, references to any “subsidiary” of a specified Person shall refer to an Affiliate controlled by such Person directly, or indirectly through one or more intermediaries, as such terms are used in and construed under Rule 405 under the Securities Act (which, for the avoidance of doubt, shall include the Company’s controlled joint ventures, including shared-controlled joint ventures). The Company’s significant subsidiaries, as of the date hereof, are listed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and are the only significant subsidiaries, direct or indirect, of the Company as of the date hereof. All the issued and outstanding shares of each subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all applicable securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. As used herein, “Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity, and an “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person.

3.3.    Power. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Stockholder Agreement, the Certificate of Designation (as defined below) and any ancillary agreements and instruments to be entered into by the Company hereunder (together, the “Transaction Agreements”), to sell and issue the Securities, and to carry out and perform its obligations under the Transaction Agreements.

3.4.    Authorization. The execution, delivery, and performance of the Transaction Agreements by the Company, including the authorization, issuance and delivery of the Securities, has been duly authorized by all requisite corporate or other action on the part of the Company and its officers, directors and stockholders, and this Agreement constitutes, and the other Transaction Agreements will constitute, legal, valid, and binding obligations of the Company enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, and (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies (together, the “Enforceability Exceptions”).

3.5.    Capitalization. The Company has not issued any capital stock since its most recently filed SEC Document (as defined below) under the Exchange Act, other than (a) pursuant to the exercise of stock options, restricted stock units or other similar awards under the Company’s stock option plans, (b) to consultants, employees and other service providers of the Company in transactions approved by the Company’s Board of Directors, or (c) as disclosed in the most recently filed SEC Document under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Other than as disclosed in the SEC Documents, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

3.6.    Consents and Approvals. Except for any Current Report on Form 8-K or Notice of Exempt Offering of Securities on Form D and the listing of additional shares application pursuant to The NASDAQ Stock Market Listing Requirement 5250(e)(2)(D) to be filed by the Company in connection with the transactions contemplated by the Transaction Agreements, the Company is not required to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any regulatory body, self-regulatory organization, stock exchange or market government or governmental agency in order to consummate the transactions contemplated by the Transaction Agreements.

3.7.    Non-Contravention. The execution and delivery of the Transaction Agreements, the issuance, sale and delivery of the Securities to be sold by the Company, the performance by the Company of its obligations under the Transaction Agreements and the consummation of the transactions contemplated thereby will not (a) conflict with, result in the breach or violation of, or constitute (with or without the giving of notice or the passage of time or both) a violation of, or default under, (i) any bond, debenture, note or other evidence of indebtedness, or under any lease, license, franchise, permit, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any subsidiary is a party or by which it or its properties may be bound or affected, (ii) the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), or the equivalent document with respect to any subsidiary, as amended and as in effect on the date hereof, or (iii) any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including The NASDAQ Stock Market), governmental agency, arbitration panel or authority applicable to the Company, any of its subsidiaries or their respective properties, except in the case of clause (i) for such conflicts, breaches, violations or defaults that would not be likely to have, individually or in the aggregate, a Material Adverse Effect, or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any if its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject. For purposes of this Section 3.7 the term “material” shall apply to agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound involving obligations (contingent or otherwise) of, or payments to, the Company in excess of $500,000 in a consecutive 12-month period.

3.8.    Shares. The Shares are duly authorized and when issued pursuant to the terms of this Agreement will be validly issued, fully paid, and nonassessable, and will be free of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other material restriction (collectively, “Liens”) with respect to the issuance thereof; provided, however, that the Shares shall be subject to restrictions on transfer under the Stockholder Agreement, state or federal securities laws as set forth in this Agreement, or as otherwise may be required under state or federal securities laws as set forth in this Agreement at the time a transfer is proposed.

3.9.    Authorization of the Underlying Shares. The Underlying Shares issuable upon conversion of the Shares have been duly and validly reserved for issuance, have been duly authorized by all necessary corporate action and such shares, when issued upon such conversion or exercise in accordance of the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series B Non-Voting Convertible Preferred Stock, in the form of Exhibit C hereto (the “Certificate of Designation”), as applicable, will be validly issued and will be fully paid and non-assessable, and will be free of any Liens with respect to the issuance thereof; provided, however, that the Underlying Shares shall be subject to restrictions on transfer under state or federal securities laws as set forth in this Agreement, or as otherwise may be required under state or federal securities laws as set forth in this Agreement at the time a transfer is proposed.

3.10.    No Registration. Assuming the accuracy of each of the representations and warranties of the Purchasers herein and in the Purchaser Suitability Questionnaire, the issuance by the Company of the Securities is exempt from registration under the Securities Act.

3.11.    Reporting Status. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company has, in a timely manner, filed all schedules, forms, statements, reports and other documents that the Company was required to file pursuant to Section I.A.3.b of the General Instructions to Form S-3 promulgated under the Securities Act in order for the Company to be eligible to use Form S-3 preceding the Closing Date (the foregoing materials, together with any materials filed by the Company under the Exchange Act, whether or not required, collectively, the “SEC Documents”). The SEC Documents complied in all material respects with requirements of the Securities Act and Exchange Act and the rules and regulations of the SEC promulgated thereunder (collectively, the “SEC Rules”), and none of the SEC Documents and the information contained therein, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. As used in this Agreement, “Previously Disclosed” means information set forth in or incorporated by reference into the SEC Documents filed with the SEC prior to the date hereof (except for risks and forward-looking information set forth in the “Risk Factors” section of the applicable SEC Documents or in any forward-looking statement disclaimers or similar statements that are similarly non-specific and are predictive or forward-looking in nature).

3.12.    Material Changes. Since the date of the latest audited financial statements included within the SEC Documents, except as specifically disclosed in a subsequent SEC Document filed prior to the date hereof, there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect. Except for the issuance of the Securities contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its businesses, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) business day prior to the date that this representation is made.

3.14.    Legal Proceedings. Except as Previously Disclosed, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or its subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to, individually or in the aggregate, (i) materially adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or (ii) have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have, individually or in the aggregate, a Material Adverse Effect.

3.15.    No Violations. Neither the Company nor any of its subsidiaries is or, since January 1, 2015, has been in violation of its respective certificate of incorporation, bylaws or other organizational documents, or any statute or law, judgment, decree, rule, regulation, ordinance or order of any court or governmental or regulatory body (including The NASDAQ Stock Market), governmental agency, arbitration panel or authority applicable to the Company or any of its subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

3.16.    Listing Compliance. The Company is in compliance with the requirements of The NASDAQ Stock Market LLC for continued listing of the Common Stock thereon and has no knowledge of any facts or circumstances that could reasonably lead to delisting of its Common Stock from The NASDAQ Stock Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on The NASDAQ Stock Market, nor has the Company received any notification that the SEC or The NASDAQ Stock Market is contemplating terminating such registration or listing. The transactions contemplated by the Transaction Agreements will not contravene the rules and regulations of The NASDAQ Stock Market. The Company will comply with all requirements of The NASDAQ Stock Market with respect to the issuance of the Securities, including the filing of any listing notice with respect to the issuance of the Securities.

3.17.    Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement), or other similar anti-takeover provision pursuant to its charter documents or the laws of its state of incorporation (including, without limitation, under Section 203 of the Delaware General Corporation Law) that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights pursuant to the Transaction Documents.

3.18.    Regulatory Permits. The Company possess all material certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its businesses as described in the SEC Documents (the “Material Permits”), and the Company has not received any notice of Proceedings relating to the revocation or modification of any Material Permit.

3.19.    Rights of Registration. Except as provided in the Stockholder Agreement or disclosed in the SEC Documents, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities.

3.20.    Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent applications, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, trademark registrations, service marks, service mark registrations, trade names, mask work rights and other intellectual property necessary to carry on the business now operated by it or proposed to be operated by it as described in the SEC Documents (collectively, the “Intellectual Property”), except where the lack of such ownership or rights to use would not have a Material Adverse Effect. The Company has not received a notice (written or otherwise) that any of the Intellectual Property material to the Company’s business has expired, terminated or been abandoned, or is essential for the Company’s business and is expected to expire or terminate or be abandoned within one (1) year from the date of this Agreement. Except as disclosed in the SEC Documents, or as would not, individually or in the aggregate, have a Material Adverse Effect, to the best of the Company’s knowledge, (i) there is no infringement by third parties engaged in commercial activity of any Intellectual Property of the Company relating to the Company’s business and (ii) there are no non-commercial activities being performed by any third parties which, upon commercialization thereof, could reasonably be expected to infringe on the Intellectual Property of the Company. The Company has taken all commercially reasonable actions necessary to perfect its ownership of and interest in the Intellectual Property.

3.22.    Tax Status. Except for the matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

3.24.    Acknowledgement Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Agreements and the transactions contemplated thereby. The Company further acknowledges that the Purchasers are not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Agreements and the transactions contemplated thereby and any advice given by the Purchasers or any of their respective representatives or agents in connection with the Transaction Agreements and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement and the other Transaction Agreements has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

3.25.    Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Agreements, the Company confirms that neither it nor any other Person acting on its behalf has provided the Purchasers or its agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated by the Transaction Agreements other than those specifically set forth in Article 4.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, represents, warrants and covenants to the Company as of the date of this Agreement and the Initial Closing Date as follows:

4.1.    Organization. Such Purchaser is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization.

4.2.    Power. Such Purchaser has all requisite power to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

4.3.    Authorization. The execution, delivery, and performance of this Agreement by such Purchaser has been duly authorized by all requisite action, and this Agreement constitutes the legal, valid, and binding obligation of such Purchaser enforceable in accordance with its terms, except as limited by the Enforceability Exceptions.

4.4.    Consents and Approvals. Except for any filings required under applicable securities law, such Purchaser need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.

4.5.    Non-Contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate in any material respect any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which such Purchaser is subject. No approval, waiver, or consent by such Purchaser under any instrument, contract, or agreement to which the Purchaser or any of its Affiliates is a party is necessary to consummate the transactions contemplated hereby.

4.6.    Purchase for Investment Only. Such Purchaser is purchasing the Securities for such Purchaser’s own account for investment purposes only and not with a view to, or for resale in connection with, any “distribution” in violation of the Securities Act. By executing this Agreement, such Purchaser further represents that it does not have any contract, undertaking, agreement, or arrangement with any Person to sell, transfer, or grant participation to such Person or to any third Person, with respect to any of the Securities. Such Purchaser understands that the Securities have not been registered under the Securities Act or any applicable state securities laws by reason of a specific exemption therefrom that depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

4.7.    Disclosure of Information. Such Purchaser has had an opportunity to review the Company’s filings under the Securities Act and the Exchange Act (including risks factors set forth therein) and such Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company to evaluate the financial risk inherent in making an investment in the Securities. Such Purchaser has not been offered the opportunity to purchase the Securities by means of any general solicitation or general advertising.

4.8.    Risk of Investment. Such Purchaser realizes that the purchase of the Securities will be a highly speculative investment and such Purchaser may suffer a complete loss of its investment. Such Purchaser understands all of the risks related to the purchase of the Securities. By virtue of such Purchaser’s experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, such Purchaser is capable of evaluating the merits and risks of such Purchaser’s investment in the Company and has the capacity to protect such Purchaser’s own interests.

4.9.    Advisors. Such Purchaser has reviewed with its own tax advisors the federal, state, and local tax consequences of this investment and the transactions contemplated by this Agreement. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Agreements and the transactions contemplated thereby with such Purchaser’s own legal counsel.

4.10.    Restricted Securities. Such Purchaser understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available.

4.11.    Legend. It is understood by such Purchaser that each certificate or other instrument representing the Shares or the Underlying Shares shall be endorsed with a legend substantially in the following form:

“NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE OR EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Subject to Section 7.3, the Company need not register a transfer of Securities unless the conditions specified in the foregoing legend are satisfied. Subject to Section 7.3, the Company may also instruct its transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied.

4.12.    Investor Qualification. Such Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. Such Purchaser has truthfully set forth in the Purchaser Suitability Questionnaire the factual basis or reason for qualification as an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and such information remains true and correct as of the date hereof. Such Purchaser agrees to furnish any additional information that the Company deems reasonably necessary in order to verify the answers set forth in the Purchaser Suitability Questionnaire.

4.13.    Disqualification. Such Purchaser represents that such Purchaser is not subject to any Disqualification Event (as defined in Rule 506(d)(1)(i) through (viii) under the Securities Act), except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Securities Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to the Company.

ARTICLE 5

CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSINGS

The Company’s obligation to complete the sale and issuance of the Shares and deliver the Shares to the Purchasers at each Closing shall be subject to the following conditions to the extent not waived by the Company:

(a)     Receipt of Payment. The Company shall have received payment by wire transfer of immediately available funds in the full amount of the Purchase Price for the Shares being purchased by the Purchasers at such Closing, if applicable, as set forth herein.

(b)     Representations and Warranties. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement, the Initial Closing Date and the Second Closing Date, if applicable.

(c)     Receipt of Executed Documents. The Purchasers shall have duly executed and delivered to the Company the Purchaser Suitability Questionnaire and the Stockholder Agreement.

ARTICLE 6

CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE CLOSINGS

The Purchasers’ obligation to accept delivery of the Shares and to pay for the Shares at each Closing shall be subject to the following conditions to the extent not waived by the Purchasers:

(a)     Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all respects as of, and as if made on, the date of this Agreement, the Initial Closing Date and the Second Closing Date, if applicable.

(b)    Performance. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in the Transaction Agreements that are required to be performed or complied with by it on or before the Initial Closing Date or the Second Closing Date, as applicable.

(c)     Officers’ Certificate. The Purchasers shall have received a certificate signed by the Company’s Chief Executive Officer and Chief Financial Officer to the effect that the representations and warranties of the Company in Section 3 hereof are true and correct in all respects as of, and as if made on, the date of this Agreement, the Initial Closing Date and the Second Closing Date, as applicable, and that the Company has satisfied in all respects all of the conditions set forth in this Agreement.

(d)     Good Standing. The Company is validly existing as a corporation in good standing under the laws of Delaware as evidenced by a certificate of the Secretary of State of the State of Delaware, a copy of which was provided to the Purchasers at least one (1) business day prior to the Initial Closing Date and the Second Closing Date, as applicable.

(e)    Secretary’s Certificate. A certificate, executed by the Secretary or the Assistant Secretary of the Company and dated as of the Initial Closing Date or the Second Closing Date, as applicable, as to (A) the resolutions approving the issuance of the Securities as adopted by the Company’s Board of Directors, (B) the Certificate of Incorporation, and (C) the Bylaws, each as in effect as of the Initial Closing Date.

(f)    Board Approval. The terms and conditions of the issuance of the Securities and the Transaction Agreements shall have been approved by majority of the directors of the Company’s Board of Directors prior to the Initial Closing.

(g)    Approvals. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(h)    Receipt of Stockholder Agreement. The Company shall have executed and delivered to the Purchasers the Stockholder Agreement substantially in the form attached hereto as Exhibit A.

(i)    Certificate of Designation. The Certificate of Designation, in substantially the form attached hereto as Exhibit C, shall have been filed with the Delaware Secretary of State.

(j)    Opinion. The Company shall have delivered an opinion of the Company’s legal counsel in a form reasonably satisfactory to the Purchasers.

ARTICLE 7

OTHER AGREEMENTS OF THE PARTIES

7.1.    Securities Laws Disclosure. The Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Agreements (the “8-K Filing”) within the time required by the Exchange Act. Neither the Company, its subsidiaries nor the Purchasers shall issue any press releases or any other public statements with respect to the transactions contemplated hereby without the prior consent of the other; provided, however, the Company or the Purchasers each shall be entitled, without the prior approval of the other, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations.

7.2.    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Purchasers (provided that the posting of the Form D on the SEC’s EDGAR system shall be deemed delivery of the Form D for purposes of this Agreement). The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain exemption for, or to qualify the Securities for sale to the Purchasers at each Closing under the applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such action promptly upon request of either Purchaser.

7.3.    Reservation of Common Stock; Conversion Notice. Following the date hereof, the Company will immediately reserve and continue to keep available, at all times, free of preemptive or similar rights, a sufficient number of shares of Common Stock equal to, as of any date, the maximum aggregate number of shares of Common Stock then issuable or potentially issuable in the future pursuant to the Transaction Agreements, including, without limitation, any Underlying Shares issuable upon conversion in full of all shares of Preferred Stock, ignoring any conversion or exercise limits set forth therein. The Purchasers agree to use the conversion notice attached hereto as Exhibit D in connection with any request to the Company to convert the Preferred Shares.

ARTICLE 8

MISCELLANEOUS

8.1.    Survival. The representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement and the sale of the Securities.

8.2.    Assignment; Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party; provided, that this Agreement may be assigned by any Purchaser to the valid transferee of any security purchased hereunder if such security remains a “restricted security” under the Securities Act. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

8.3.    Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) one (1) business day after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five (5) business days after the deposit in the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed to, as to the Company, Identiv, Inc., 2201 Walnut Avenue, Fremont, California 94538, Attn: Chief Financial Officer, with a copy to Perkins Coie LLP, 3150 Porter Drive, Palo Alto, CA 94304, Attn: Troy Foster, Esq., facsimile number: (650) 838-4921, and as to a Purchaser at the address and facsimile number set forth below such Purchaser’s signature on the signature pages of this Agreement. Any party hereto from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto. Any Purchaser and the Company may each agree in writing to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications.

8.4.    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Agreements shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of law thereof.

8.5.    Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid, or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

8.6.    Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

8.7.    Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

8.8.    Finder’s Fee. The Company agrees that it shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by the Purchasers) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Purchasers harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim for any such fees or commissions.

8.9.    Further Assurances. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

8.10.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. Facsimile signatures shall be deemed originals for all purposes hereunder.

8.11.    Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by each party hereto, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

8.13.    WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[Signature pages follows]

This Securities Purchase Agreement is hereby confirmed and accepted by the Company as of the date first written above.

IDENTIV, INC.

By:	/s/ Steven Humphreys
Name:	Steven Humphreys
Title:	President

This Securities Purchase Agreement is hereby confirmed and accepted by the Purchasers as of the date first written above.

PURCHASERS:

21 APRIL FUND, LP

By:	/s/ Michael M. Kellen

Name:	Michael M. Kellen

Title:	Authorized Person/Portfolio Manager

Total Preferred Shares:	1,019,232

1st Close Shares:	611,539

2nd Close Shares:	407,693

Address:
Bank of America Merrill Lynch
F/A/O 21 April Fund, LP (843-25315D0)
Asset Management Services 222 Broadway, 11th Floor
New York, NY 10038
Attn: William J. Leggio william.j.leggio@baml.com
Phone: 646-743-0031

With Copy to:
Timothy Connolly
First Eagle Investment Management, LLC 1345 Avenue of the Americas, 48th Fl
New York, NY 10105 timothy.connolly@feim.com; FEIM.PF.Statements@feim.com;
Phone: 212-698-3431

This Securities Purchase Agreement is hereby confirmed and accepted by the Purchasers as of the date first written above.

PURCHASERS:

21 APRIL FUND, LTD.

By:	/s/ Michael M. Kellen

Name:	Michael M. Kellen

Title:	Authorized Person/Portfolio Manager

Total Preferred Shares:	3,980,768

1st Close Shares:	2,388,461

2nd Close Shares:	1,592,307

Address:
Bank of America Merrill Lynch
F/A/O 21 April Fund, Ltd (843-26315D9)
Asset Management Services 222 Broadway, 11th Floor
New York, NY 10038
Attn: William J. Leggio william.j.leggio@baml.com
Phone: 646-743-0031

With Copy to:
Timothy Connolly
First Eagle Investment Management, LLC 1345 Avenue of the Americas, 48th Fl
New York, NY 10105 timothy.connolly@feim.com; FEIM.PF.Statements@feim.com;
Phone: 212-698-3431

Exhibit A

FORM OF STOCKHOLDER AGREEMENT

Exhibit B

PURCHASER SUITABILITY QUESTIONNAIRE

FOR

IDENTIV, INC.

This Questionnaire is to be completed by each ENTITY (trust, corporation, partnership or other organization) purchasing securities of Identiv, Inc., a Delaware corporation (the “Company”). The purpose of this Questionnaire is to assure the Company that the proposed investor will meet certain suitability standards in connection with investment in the Company and the purchase of shares of the Company’s Series B Non-Voting Convertible Preferred Stock, $0.001 par value per share (the “Shares”), including those imposed by applicable state and federal securities laws and the regulations under those laws.

If the answer to any question is “None” or ”Not Applicable,” please so state. If more space is needed for any answer, additional sheets may be attached.

Your answers will be kept confidential at all times. However, by signing this Questionnaire, you agree that the Company may present this Questionnaire to such parties as it deems appropriate to establish the availability of exemptions from registration or qualification requirements under federal and state securities laws.

1. IDENTIFICATION

1.1	Name(s) in which the Shares are to be registered:

1.2	Tax Identification Number:

1.3	Address of principal place of business:

1.4	Telephone number:

1.5	Jurisdiction of formation or of incorporation (Name the State or Country):

1.6	Form of entity (e.g., corporation, general partnership, limited partnership, trust, etc.):

1.7	Nature of business (e.g., investment, banking, manufacturing, venture capital investment fund, etc.):

2. ACCREDITATION

2.1	Amount of the proposed investment: $

2.2	Is the entity’s cash flow from all sources sufficient to satisfy its current needs, including possible contingencies, such that the entity has no need for liquidity in this proposed investment?

Yes                     No

2.3	Was the entity specifically formed for the purpose of investing in the Company?

Yes                     No

2.4	Does the entity have the ability to bear the economic risk of the investment, i.e., can the entity afford to lose its entire investment?

Yes                     No

2.5	Is the entity an employee benefit plan governed by the Employee Retirement Income Security Act of 1974 (a 401(k) Plan, Keogh Plan, pension plan, etc., maintained by an employer for its employees)?

Yes                     No

IF YES, please indicate which, if any, of the following categories accurately describes the entity:

         the employee benefit plan has total assets in excess of $5,000,000.

         the plan is a self-directed plan with investment decisions made solely by persons listed in Section 2.6 below or who are individuals, and each such individual has a net worth in excess $1,000,000 or had an individual income in excess of $200,000 in each of the two most recent years and has a reasonable expectation of reaching the same income level in the current year.

         investment decisions are made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor.

2.6	Please indicate which, if any, of the following categories accurately describes the entity:

         A bank.

         A savings and loan association.

         A broker-dealer registered under Section 15 of the Securities Exchange Act of 1934.

         An insurance company.

         An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act.

         A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

         A private business development company defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

         An organization described in Section 501(c)(3) of the Internal Revenue Code with total assets in excess of $5,000,000 not formed for the purpose of investing in the Company.

         A corporation with total assets in excess of $5,000,000, not formed for the purpose of investing in the Company.

         A partnership with total assets in excess of $5,000,000, not formed for the purpose of investing in the Company.

         A Massachusetts or similar business trust with total assets in excess of $5,000,000, not formed for the purpose of investing in the Company.

         Any other trust with total assets in excess of $5,000,000, not formed for the purpose of investing in the Company.

2.7	Please indicate if one of the following describes the equity owners of the entity:

         Each equity owner of the entity (i.e., all stockholders, all general and/or limited partners or all beneficiaries, as applicable) is an individual whose net worth or joint net worth with his or her spouse exceeds $1,000,000.

         Each equity owner of the entity is an individual who had a personal income in excess of $200,000 in each of the two (2) most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year.

         Each equity owner of the entity is an entity described in at least one category of Question 2.6 above.

         Although not all equity owners are described in the same category above in this Question 2.7, each equity owner is described in at least one such category.

2.8	Please indicate which of the following also describes the equity owners of the entity:

         Each equity owner of the entity has, by reason of his, her or its business and financial experience, the capacity to evaluate the merits and risks of the entity’s proposed investment and to protect his, her or its own interests in connection with the investment.

         Each of the equity owners of the entity is able to bear the economic risk of the entity’s investment, i.e., can afford loss of the entity’s entire investment.

         The beneficial interest of each equity owner in the entity’s proposed investment is less than 10% of such equity owner’s net worth, or joint net worth with his or her spouse.

         Although not all equity owners are described in the same category above in this Question 2.8, each equity owner is described in at least one such category.

3. ADDITIONAL INFORMATION

3.1	Has your entity previously invested in private placements of securities of newly-formed, non-public companies or companies without a history of significant profits or earnings?

Never                      Rarely                     On Several Occasions

3.2	Does your entity, by reason of its business and financial knowledge and experience, have the capacity to evaluate the merits and risks of the entity’s proposed investment and to protect the entity’s own interests in connection with its investment in the Company?

Yes                     No

IF YES, please describe the business and financial knowledge and experience, indicating factual basis for your conclusion that the entity has such capacity.

3.3	Do the persons responsible for making the investment decision for the entity, by reason of their business and financial knowledge and experience, have the capacity to evaluate the merits and risks of the entity’s proposed investment?

Yes                     No

IF YES, please describe the business and financial knowledge and experience, indicating factual basis for your conclusion that those persons have such capacity.

3.4	If you have used the services of a securities broker or dealer or a finder in submitting subscription documentation for the Shares, please identify the broker, dealer or finder:

3.5	Are you relying on the business or financial experience of an accountant, attorney or other professional advisor in evaluating the merits and risks of this investment in order to protect your own interest?

Yes                      No

IF YES, please (a) have your advisor complete the Company’s form of Advisor’s Questionnaire and submit it with this Questionnaire, and (b) identify the advisor.

Name of professional advisor:

4. EXECUTION

The information provided in this Questionnaire is true and complete as of the date provided below in all material respects and the undersigned recognizes that the Company is relying on the truth and accuracy of such information. The undersigned agrees to notify the Company promptly of any changes in the foregoing information that may occur prior to the closing of the sale of Shares of the Company.

Name of Entity:

(Please Print or Type)

By:
(Signature)

Name:
(Please Print or Type)

Title:
(Please Print or Type)

Date:

Exhibit C

FORM OF CERTIFICATE OF DESIGNATION

EXHIBIT D

Form of Conversion Notice

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series B Non-Voting Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Identiv, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Preferred Stock owned prior to Conversion:

Number of shares of Preferred Stock to be Converted:

Accreted Value of shares of Preferred Stock to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Price:

Number of shares of Preferred Stock subsequent to Conversion:

Address for Delivery:

or

DWAC Instructions:

Broker no:

Account no:

[HOLDER]

By:
Name:
Title: